Exhibit 10.2

GUARANTEE AGREEMENT

among

LIFEMD, INC.,

EACH OF THE SUBSIDIARY GUARANTORS PARTY HERETO

and

CITIZENS BANK, N.A.,

as Lender

Dated as of January 2, 2026

-i-

-ii-

GUARANTEE AGREEMENT, dated as of January 2, 2026 (as amended, restated, supplemented or otherwise modified, this “Guarantee Agreement”), among LIFEMD, INC., a Delaware corporation (the “Borrower”), each Subsidiary party hereto as of the date hereof or which becomes a party hereto in accordance with Section 9.1 (each such Subsidiary, individually, a “Guarantor” and, collectively, the “Guarantors”), and CITIZENS BANK, N.A., as lender (the “Lender”) under the Credit Agreement referred to in the next paragraph acting on behalf of the Guaranteed Parties.

RECITALS

A. Reference is made to the Credit Agreement, dated as of January 2, 2026, among the Borrower, and the Lenders party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Credit Parties have agreed to make Credit Extensions to or for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect subsidiary of the Borrower. The Borrower and the Guarantors acknowledge that their business is a mutual and collective enterprise and that the Credit Extensions and other financial accommodations made under the Loan Documents will enhance the aggregate borrowing powers of the Borrower and credit availability to the other Loan Parties and facilitate their loan relationship with the Credit Parties, all to the mutual advantage of the Borrower and the Guarantors.

C. Each of the Borrower and each Guarantor further acknowledges that it will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement including, without limitation, the making of the Credit Extensions and the incurrence of the Cash Management Obligations or the Swap Agreement Obligations.

D. The execution and delivery by the Borrower and the Guarantors of this Guarantee Agreement is a condition precedent to the effectiveness of the Credit Agreement or any other agreement evidencing the Cash Management Obligations or Swap Agreement Obligations, if the Borrower and the if the Borrower and the Guarantors had not executed and delivered this Guarantee Agreement.

Accordingly, the parties hereto agree as follows:

Article 1.

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1 Credit Agreement Defined Terms. Capitalized terms used herein and not defined herein, and the term “subsidiary”, shall have the meanings assigned to such terms in the Credit Agreement. In addition, as used in this Guarantee Agreement, the following terms have the meanings specified below:

“Claiming Guarantor” has the meaning assigned to such term in Section 4.2.

“Contributing Guarantor” has the meaning assigned to such term in Section 4.2.

“Credit Agreement” has the meaning assigned to such term in the Recitals to this Guarantee Agreement.

“Fraudulent Transfer Laws” shall have the meaning assigned to such term in Section 2.3.

“Guaranteed Obligations” means the Secured Obligations.

“Guaranteed Parties” means the Secured Parties.

“Guarantors” means, collectively, the Guarantors and, to the extent that the Borrower is not otherwise liable with respect to any Guaranteed Obligations, the Borrower.

“Qualified ECP Guarantor” means, in respect of any CEA Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such CEA Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 1.2 Incorporation by Reference. The provisions of Sections 1.3 and 1.7 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This Guarantee Agreement is the “Guarantee Agreement” under, and as such term is defined in, the Credit Agreement.

Section 1.3 Loan Parties. Each Guarantor agrees, to the extent it is a Loan Party, to observe or perform (as the case may be) each express covenant, condition or agreement contained in the Credit Agreement required in accordance with the terms of the Credit Agreement to be observed or performed by it as a Loan Party (including pursuant to Section 3.6 of the Credit Agreement).

Article 2.

GUARANTEE; FRAUDULENT TRANSFER, ETC.

Section 2.1 Guarantee. Each Guarantor absolutely, unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed Obligations may be increased, extended, substituted, amended, renewed or otherwise modified, in whole or in part, without notice to or further consent from such Guarantor and such actions shall not affect the liability of such Guarantor hereunder. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Guaranteed Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. For the avoidance of doubt, with respect to each Guarantor, Guaranteed Obligations shall not include any CEA Swap Obligation that constitutes an Excluded Swap Obligation with respect to such Guarantor.

Section 2.2 Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Lender or any other Guaranteed Party to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Lender or any other Guaranteed Party in favor of the Borrower or any other Person.

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Section 2.3 Fraudulent Transfer. Anything in this Guarantee Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer, obligation or conveyance under Section 548 of the Bankruptcy Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany debt owed or owing to the Borrower or Affiliates thereof to the extent that such debt would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (ii) under any Guarantee of senior unsecured debt or Indebtedness subordinated in right of payment to the Guaranteed Obligations, which Guarantee is subject to a limitation as to maximum amount similar to that set forth in this Section 2.3, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (A) applicable law or (B) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guarantees by such parties (including the agreements described in Section 4.2.

Section 2.4 Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be returned by the Lender or any other Guaranteed Party under any Debtor Relief Law, Fraudulent Transfer Law or otherwise.

Article 3.

NO DISCHARGE OR DIMINISHMENT OF GUARANTEE; DEFENSES WAIVED

Section 3.1 No Discharge or Diminishment of Guarantee. Except for termination or release of a Guarantor’s obligations as expressly provided in Article 9, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Article 9, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (a) the failure of the Lender or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee Agreement, (c) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Lender or any other Guaranteed Party for the Guaranteed Obligations or any of them, (d) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or (e) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity other than the indefeasible payment in full in cash of all of the Guaranteed Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable). Each Guarantor expressly authorizes the Lender to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder.

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Section 3.2 Defenses Waived. To the fullest extent permitted by applicable law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Article 9, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the final and indefeasible payment in full in cash of all of the Guaranteed Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable). The Lender and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable) have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

Article 4.

AGREEMENT TO PAY; SUBROGATION, CONTRIBUTION AND SUBORDINATION

Section 4.1 Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that the Lender or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Lender or such other Guaranteed Party as designated thereby in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Lender or any Guaranteed Party as provided above, all rights of such Guarantor against the applicable Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 4.3.

Section 4.2 Contribution and Subrogation. In addition to all rights of indemnity and subrogation a Guarantor may have under applicable law (but subject to Section 4.3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor hereunder, the Borrower shall indemnify such Guarantor for the full amount of such payment, and such Guarantor shall be subrogated to the rights of the Person to whom such payments shall have been made to the extent of such payment, and (b) in the event that any assets of any Guarantor shall be sold pursuant to any Loan Document to satisfy any claim of any Guaranteed Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. Each Guarantor (a “Contributing Guarantor”) agrees (subject to this paragraph) that, in the event a payment shall be made by any other Guarantor hereunder or assets of any other Guarantor shall be sold pursuant to any Loan Document to satisfy a claim of any Guaranteed Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in this paragraph, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all Guarantors on the on the date hereof (or, in the case of any Person that becomes a Guarantor after the date hereof, the date of the Subsidiary Joinder Agreement executed and delivered by such Person). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this paragraph shall be subrogated to the rights of such Claiming Guarantor under this paragraph to the extent of such payment. Notwithstanding any provision of this paragraph to the contrary, all rights of its Guarantors under this paragraph and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated as provided in Section 4.3. No failure on the part of the Borrower or any Guarantor to make the payments required by this Section (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations under this paragraph, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under this paragraph.

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Section 4.3 Subordination. Notwithstanding any provision of this Guarantee Agreement to the contrary, all rights of the Guarantors under Sections 4.1 and 4.2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be subordinated and junior to the indefeasible payment in full in cash of the Guaranteed Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 4.1 and 4.2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder. The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower, any other Guarantor or any Subsidiary shall be subordinated and junior to the indefeasible payment in full in cash of the Guaranteed Obligations. In addition, any Lien on property of the Borrower or any other Loan Party now or hereafter held by any Guarantor is hereby subordinated to any Liens created under the Loan Documents. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such debt of the Borrower or such other Loan Party, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Lender to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Article 5.

REPRESENTATIONS AND WARRANTIES

Each of the Guarantors represents and warrants that all representations and warranties relating to it expressly set forth in the Credit Agreement are true and correct in all material respects, in each case on and as of such date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date.

Article 6.

KEEPWELL

Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guarantee Agreement in respect of CEA Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Article 6 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Article 6, or otherwise under this Guarantee Agreement, voidable under any Fraudulent Transfer Law, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Article shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Article 6 constitute, and this Article 6 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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Article 7.

BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS

Whenever in this Guarantee Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Guarantee Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Guarantee Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Lender and a counterpart hereof shall have been executed on behalf of the Lender (or, in the case of a Person that becomes a Guarantor after the date hereof, when a counterpart of the Subsidiary Joinder Agreement executed on behalf of such Person shall have been delivered to the Lender and a counterpart thereof shall have been executed on behalf of the Lender), and thereafter shall be binding upon such Guarantor and the Lender and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Lender and the other Guaranteed Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Guarantee Agreement or the other Loan Documents. This Guarantee Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

Article 8.

SURVIVAL OF AGREEMENT; SEVERABILITY

Section 8.1 Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee Agreement or any other Loan Document shall be considered to have been relied upon by the Lender and the other Guaranteed Parties and shall survive the execution and delivery of any Loan Document, the making of any Credit Extension or the incurrence of any Cash Management Obligations or Swap Agreement Obligations, regardless of any investigation made by the Guaranteed Parties or on their behalf, and shall continue in full force and effect until this Guarantee Agreement shall terminate.

Section 8.2 Severability. In the event any one or more of the provisions contained in this Guarantee Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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Article 9.

ADDITIONAL GUARANTORS; TERMINATION; RELEASE OF GUARANTORS

Section 9.1 Additional Guarantors. Upon execution and delivery after the date hereof by the Lender and a Subsidiary of a Subsidiary Joinder Agreement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any Subsidiary Joinder Agreement shall not require the consent of any other Loan Party. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee Agreement.

Section 9.2 Termination. This Guarantee Agreement shall automatically terminate at the Termination Date, notwithstanding the fact that Cash Management Obligations and/or Swap Agreement Obligations may remain outstanding or in effect, without delivery of any instrument or performance of any act by any party, provided that provisions hereof that by their terms survive the termination of the Credit Agreement and the other Loan Documents shall so survive. In connection with any termination, the Lender shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination and shall, at such Guarantor’s expense, perform such other actions reasonably requested by such Guarantor to effect such termination.

Section 9.3 Release of Guarantors. If any Equity Interest in any Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Loan Documents and, immediately after giving effect thereto, such Guarantor shall no longer be a Subsidiary, then the obligations of such Guarantor under this Guarantee Agreement shall be automatically released. In connection with any release, the Lender shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such release and shall, at such Guarantor’s expense, perform such other actions reasonably requested by such Guarantor to effect such release.

Article 10.

GOVERNING LAW; JURISDICTION; VENUE; WAIVERS

Section 10.1 Governing Law. This Guarantee Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 10.2 Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Agreement or in any other Loan Document shall affect any right that any Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guarantee Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

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Section 10.3 Waiver of Objection to Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guarantee Agreement or any other Loan Document in any court referred to in Section 10.2. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 10.4 Consent to Service of Process. Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Guarantee Agreement will affect the right of any party to this Guarantee Agreement to serve process in any other manner permitted by law.

Section 10.5 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.6 Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guarantee Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No party hereto shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Guarantee Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

Article 11.

MISCELLANEOUS

Section 11.1 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to the Lender or the Borrower shall be given to it at its address for notices set forth in such Section, and all communications and notices hereunder to any Guarantor shall be given to it c/o the Borrower at such address, with a copy to the Borrower.

Section 11.2 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Lender or the other Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

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Section 11.3 No Waiver. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder and of the other Guaranteed Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by Section 11.4, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

Section 11.4 Amendments, Etc. Neither this Guarantee Agreement nor any provision hereof may be waived, amended, restated, supplemented or otherwise modified except pursuant to a written agreement entered into by, between or among the Lender and the Guarantor or Guarantors with respect to which such waiver, amendment, restatement, supplement or other modification is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

Section 11.5 Right of Setoff. If an Event of Default shall have occurred and be continuing, Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Lender or any such Affiliate to or for the credit or the account of any Guarantor or any of its Subsidiaries against any and all of the obligations of such Guarantor or such Subsidiary now or hereafter existing under this Guarantee Agreement or any other Loan Document to Lender or any such Affiliate, irrespective of whether or not Lender and any such Affiliate shall have made any demand under this Guarantee Agreement or any other Loan Document and although such obligations of such Guarantor or Subsidiary may be contingent or unmatured or are owed to a branch or office of Lender or any such Affiliate different from the branch or office holding such deposit or other obligation. The rights of Lender and each of its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that Lender or any such Affiliates may have. Lender agrees to notify the Borrower promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.6 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guarantee Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Guarantee Agreement.

Section 11.7 Counterparts. This Guarantee Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Article 7), and shall become effective as provided in Article 7. Delivery of an executed counterpart of this Guarantee Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee Agreement.

[Signature pages follow]

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[Signature Page 1 of 2 to Guarantee Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee Agreement as of the day and year first above written.

LIFEMD, INC.

By:	/s/ Marc Benathen
Name:	Marc Benathen
Title:	Chief Financial Officer

LFMD PHARMACY HOLDINGS, LLC

By:	/s/ Marc Benathen
Name:	Marc Benathen
Title:	Treasurer

LFMD PHARMACY HOLDINGS 1, LLC

By:	/s/ Marc Benathen
Name:	Marc Benathen
Title:	Treasurer

LIFEMD PHARMACY SERVICES, LLC

By:	/s/ Marc Benathen
Name:	Marc Benathen
Title:	Treasurer

[Signature Page 2 of 2 to Guarantee Agreement]

CITIZENS BANK, N.A.

By:	/s/ Bradley A. Hardy
Name:	Bradley A. Hardy
Title:	Managing Director